UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: September 21, 2005

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices, including zip code)

(408) 215-4000

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On September 21, 2005, we and Archemix Corp. issued a press release titled “Archemix and Nuvelo Close Phase 1 Trial for Thrombin Inhibitor, ARC183,” a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to our Internet address or Achemix Corp.’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet addresses into this Current Report on Form 8-K. The information available at such Internet addresses is not part of this Current Report on Form 8-K or any other report filed by us with the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press release titled “Archemix and Nuvelo Close Phase 1 Trial for Thrombin Inhibitor, ARC183,” dated September 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc.
(Registrant)

By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President, Chief Financial Officer and General Counsel

Dated: September 22, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release titled “Archemix and Nuvelo Close Phase 1 Trial for Thrombin Inhibitor, ARC183,” dated September 21, 2005